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            Supplement to the CypressTree Senior Floating Rate Fund
                            May 1, 1999 Prospectus

Effective August 1, 1999, the Fund's investment adviser, CypressTree Asset Management Corporation, Inc. (CAM), has agreed to reimburse all but .45% of the Fund's expenses through August 31, 1999. After that date, unless reimbursement of all expenses is further extended by CAM, the expense cap will revert to the one described on page 3 of the Fund prospectus.



0799-10063                                                         July 31, 1999


                         PROSPECTUS DATED MAY 1, 1999